SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 19, 2003
Date of Report (Date of Earliest Event Reported)

SEQUOIA MORTGAGE FUNDING CORPORATION
(as Depositor of Sequoia Mortgage Trust 6, the Issuer of Collateralized Mortgage
Bonds under an Indenture dated as of April 1, 2002)

SEQUOIA MORTGAGE FUNDING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-22681	91-1771827

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

591 Redwood Highway, Suite 3120, Mill Valley, CA 94941

(Address of Principal Executive Offices)

(415) 381-1765

(Registrant’s Telephone Number,
Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events

Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized Mortgage Bonds issued by Sequoia Mortgage Trust 6 (the “Bonds”).

The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 7(c).	Exhibits

10.1	Monthly Payment Date Statement relating to the distribution to Bondholders, August 19, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 11, 2003

SEQUOIA MORTGAGE FUNDING CORPORATION

By:	/s/ Harold F. Zagunis

Harold F. Zagunis
Chief Financial Officer, Treasurer
and Secretary

EXHIBIT INDEX

Exhibit Number		Page Number

10.1	Monthly Payment Date Statement relating to the distribution to Bondholders, August 19, 2003	5